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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 25, 2001


                             ZIMMER HOLDINGS, INC.
            (Exact Name of Registrant as Specified in its Charter)


   Delaware                        001-16407                  13-4151777
(State or Other                (Commission File             (IRS Employer
Jurisdiction of                     Number)                Identification
 Incorporation)                                                Number)

                             345 East Main Street
                               Warsaw, IN, 46580
                    (Address of Principal Executive Office)

      Registrant's telephone number, including area code: (219) 267-6131




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     This document includes "forward-looking" statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits


Exhibit No.      Description

99.1           Press Release dated July 25, 2001


ITEM 9. REGULATION FD DISCLOSURE

        On July 25, 2001, the registrant issued the press release attached hereto as Exhibit 99.1 announcing 2001 second quarter and first half net sales and earnings.


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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Zimmer Holdings, Inc.



                                        By: /s/  J. RAYMOND ELLIOTT
                                            -----------------------------
                                            Name:  J. Raymond Elliott
                                            Title: President and Chief Executive
                                                   Officer


Date:  July 25, 2001

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                                 EXHIBIT INDEX


Exhibit No.      Description

99.1             Press Release dated July 25, 2001






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